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                                                                   EXHIBIT 10.17

                               INDUSTRIAL LEASE

THIS LEASE AGREEMENT made this 4th day of November, 1996 by and between Benaroya Capital Company, LLC, a Washington limited liability company (the "Lessor") and
G. Raden & Sons, Inc., a Washington corporation (the "Lessee").

1.   PREMISES. Lessor does hereby lease to Lessee those certain premises, to
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     wit: approximately 358,468 square feet of space as outlined in yellow on
     Exhibit A attached hereto (hereinafter called "Premises") being situated within the Project known as Park 405. See Legal Description attached as Exhibit B.

2.   TERM. This Lease shall be for a term of ten (10) years commencing March 1,
     ----                                    ---
     1997 (the "Commencement Date"), and expiring February 28, 2007.(the "Expiration Date"). Any change in the Commencement Date shall result in a change in the Expiration Date of the Lease Term such that the term shall remain ten (10) years in duration. Rent for any fractional calendar month shall be the prorated portion of the rent computed on a daily basis.

3.   RENT. Lessee covenants and agrees to pay Lessor at 1001 Fourth Avenue,
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     Suite 4700, Seattle, WA 98154, or to such other party or at such other place as Lessor may hereafter designate, monthly rent in advance without offset or deduction, on or before the first (1st) day of each month of the Lease term as follows:

                   3/1/97 - 2/2/02       $122,861.00 per month
                   3/1/02 - 2/28/07      $141,290.00 per month

4.   SECURITY DEPOSIT. Lessee shall deposit with Lessor on January 2, 1997, One
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     Hundred Forty-one Thousand Two Hundred Ninety and No/100 dollars
     ($141,290.00). Said sum shall be held by Lessor as security for the faithful performance by Lessee of all the terms, covenants and conditions of this Lease to be kept and performed by Lessee during the entire Term hereof. If Lessee defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of Rent or other charges pr sums due under this Lease, Lessor may (but shall not be required to) use, apply or retain all or any part of the security deposit for the payment of any Rent or other charges or sums due under this Lease or any sum in default, or for the payment of any amount which Lessor may spend or become obligated to spend by reason of Lessee's default, or to compensate Lessor for any other loss, damage, cost or expense (including attorneys' fees) which Lessor may suffer or incur by reason of Lessee's default. If any portion of said security deposit is so used or applied, Lessee shall, within five (5) days after written demand therefor, deposit a certified or cashier's check with Lessor in an amount sufficient to restore the security deposit to its original amount and Lessee's failure to do so shall be a default under this Lease. Lessor shall not be required to keep the security deposit separate from its general funds and Lessee shall not be entitled to interest on such deposit. If Lessee shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof after
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     deduction hereunder by Lessor shall be returned to Lessee (or, at Lessor's option, to the last assignee of Lessee's interest hereunder) within thirty
     (30) days following expiration of the Lease Term; provided, that in the event this Lease shall be terminated upon the default of the Lessee, the security deposit shall be retained by Lessor and all of Lessee's interest therein shall terminate and the security deposit will be applied against the damages suffered by Lessor by reason of the Lessee's default. In the event of termination of Lessor's interest in this lease, Lessor shall transfer said deposit to Lessor's successor in interest.

5.   USE. Lessee shall use the Premises for the purposes of general
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     administration and sales offices in conjunction with warehouse and distribution services and for no other purposes, without prior written consent of Lessor, which consent will not be unreasonably withheld or delayed and shall comply with all governmental laws, ordinances, regulations, orders and directives and insurance requirements applicable to Lessee's use of the Premises. Lessee shall not occupy or use or permit any portion of the Premises to be occupied or used in such a manner or for any purpose which would increase the cost of insurance coverage upon the Premises, the building or the contents thereof.

6.   RULES AND REGULATIONS. Lessee agrees to comply with any Rules and
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     Regulations attached hereto, as well as such other reasonable rules and regulations as may from time to time be adopted by Lessor for the management, good order and safety of common areas, the building and its Lessee(s). Lessee shall be responsible for the compliance with such rules and regulations by its employees, agents and invitees. Lessor's failure to enforce any of such rules and regulations against Lessee or any other Lessee shall not be deemed to be a waiver of same.

7.   MAINTENANCE. Lessee agrees by taking possession that the Premises are in
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     tenantable and good condition. Lessee shall at its expense and at all times keep and maintain the Premises, including but not limited to storefronts, exterior doors and windows, Lessee division walls and mechanical, electrical, sprinkler and other utility systems, together with connections to utility distribution systems, in good condition, repair and order and in accordance with applicable laws, ordinances, rules, regulations and requirements of government authorities end Insurance rating bureaus. Lessee shall further keep the Premises and adjoining common areas in a neat, clean, safe and sanitary condition; protect water, drain, gas and other pipes to prevent freezing or clogging and repair all leaks and damage caused thereby; replace all glass and panels in windows and doors of the Premises which become cracked, broken or damaged and remove ice and snow from entries and common areas immediately adjacent to the Premises. After reasonable notice from Lessee, Lessor shall repair the roof, exterior walls (excluding storefronts, doors and windows) foundations and common areas and facilities, if any, and the cost thereof shall be share as provided in
     Section 9 hereof.

8.   UTILITIES AND FEES. Lessee agrees to pay promptly when due all charges for
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     light, heat, water, sewer, garbage, fire protection and other utilities and services to the Premises, and all license fees and other governmental charges levied on Lessee's property

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     and the operation of Lessee's business on the Premises. Lessor shall not be liable for any injury or damages suffered as a result of the interruption of utilities or services by fire, or other casualty, strike, riot, vandalism, the making of necessary repairs or improvements, or other causes beyond Lessor's control.

9.   MONTHLY OPERATING EXPENSE ADJUSTMENTS. Lessee shall pay as additional
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     monthly rent its prorata share of all expenses incurred by Lessor for operation of the Project during the term or any extension hereof, as follows:

a)   Real Estate taxes and assessments.

b) Usual and necessary costs of operation, maintenance and repair as determined by standard accounting practice, including without limitation, all utilities and services not metered or charged directly to Lessee, insurance, painting, upkeep and repair of building exterior, roofing, parking, landscaping, and all common areas and facilities.

c)   A Management fee equal to 1 1/2 percent of Lessee's monthly base rent.

     Lessor shall from time to time estimate and provide notice to Lessee of its monthly expense based upon existing costs. Such monthly estimated amount shall be paid by Lessee on or before the first day of each month. Lessor, annually or upon termination hereof, shall compute Lessee's actual expenses. Any overpayment shall be applied as a credit to Lessee against future expense payments. Any deficiency shall be paid to Lessor by Lessee within fifteen (15) days after the date of Lessor's statement. Lessor's records showing expenditures made for such expenses shall be available for Lessee's inspection at any reasonable time.

10.  LESSOR'S RESERVATIONS. Lessor reserves the right without liability to
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     Lessee: (a) to inspect the Premises, to show them to prospective Lessees, and if they are vacated, to prepare them for re-occupancy; (b) to retain at all times and to use in appropriate instances keys to doors within and into the Premises; (c) to make repairs, alterations, additions or improvements, whether structural or otherwise, in or about the building, and for such purposes to enter upon the Premises and during the continuance of any work, to close common areas and to interrupt or temporarily suspend building services and facilities, all without affecting any of Lessee's obligations hereunder, so long as the Premises are reasonably accessible; and (d) generally to perform any act relating to the safety, protection and preservation of the Premises or building.

11.  POSSESSION. Notwithstanding Paragraph 2 above, Lessee may occupy any or all
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     of the Premises prior to the Commencement Date, upon substantial completion of the Premises. If Lessor's offer of early possession of the Premises, or any portion thereof, prior to the Commencement Date of the term of this Lease is accepted by Lessee then both parties shall be bound by all of the covenants, terms and conditions contained herein during such period of early possession, except that the rental for any such period of early possession shall be abated. Lessor shall not be liable for any damages caused by failure to deliver

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     possession of the Premises and Lessee shall not be liable for any rent until such time as Lessor delivers possession.

12.  ASSIGNMENT AND SUBLETTING, Lessee shall not either voluntarily or by
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     operation of law assign, transfer, convey or encumber this Lease or any interest under it, or sublet to occupy or use the Premises without Lessor's prior written consent. Lessor reserves the right to recapture the Premises or applicab1e portion thereof in lieu of giving its consent by notice given to Lessee within twenty (20) days after receipt of Lessee's written request for assignment or subletting. Such recapture shall terminate this Lease as to the applicable space effective on the prospective date of assignment or subletting, which shall be the last day of a calendar month and not earlier than sixty (60) days after receipt of Lessee's request hereunder. In the event that Lessor shall not elect to recapture and shall thereafter give its consent, Lessee shall pay Lessor a reasonable fee, not to exceed One Thousand And No/100 Dollars ($1,000.00) to reimburse Lessor for processing costs incurred in connection with such consent. Lessor's consent shall not release or discharge Lessee from future liability under this Lease and shall not waive Lessor's right to consent to any future assignment or sublease. Any assignment or subletting without Lessor's consent shall be void and shall, at Lessor's option, constitute a default under this Lease. A transfer by the present majority shareholders of ownership or control of a majority of the voting stock of a corporate Lessee shall be deemed an assignment.

     Notwithstanding the provisions of Paragraph 12 hereof, Lessee may assign or sublet the Premises, or any portion thereof without Lessor's consent, to any entity which controls, is controlled by or is under common control with Lessee. Lessor acknowledges that A & M Warehouse, Inc. will initially occupy the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment or sublease shall not release Lessee of Liability under the terms of this Lease.

13.  ALTERATIONS. After obtaining the prior written consent of Lessor, Lessee
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     may make minor alterations, additions and improvements in said Premises (so long as such alterations, additions or improvements are not visible from the exterior of the Premises) at its sole cost and expense. Lessee agrees to save Lessor harmless from any damage, loss, or expense arising therefrom and to comply with all laws, ordinances, rules and regulations. Upon termination of this Lease, all alterations, additions and improvements made in, to or on the Premises (including, without limitation all electrical, lighting, plumbing, heating, air conditioning and communications equipment and systems, doors, windows, partitions, drapery, carpeting, shelving, counters, and physically attached fixtures, unless excluded by written agreement annexed hereto), shall remain upon and be surrendered as a part of the Premises; provided however, upon Lessor's request, Lessee shall promptly remove those additions, alterations, or improvements as may be specified by Lessor, and repair and restore the Premises to its original condition at Lessee's sole cost and expense.

14.  LIENS. Lessee shall keep the Premises free from any liens arising out of
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     any work performed, materials furnished, equipment supplied, or obligations incurred by or on

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     behalf of Lessee. No work performed, material furnished, equipment supplied or obligations incurred by or on behalf of Lessee shall be deemed to be for the immediate use and benefit of Lessor so that no mechanic's lien or other lien shall be allowed against Lessor's estate in the premises. Lessee shall provide, at Lessee's own cost, a waiver of lien signed by any party (including the Lessee) who commences to perform work, furnish materials, or supply equipment to the Premises. Lessor does not authorize or consent to the performance of any work, furnishing of material or supply of equipment incurred by or on behalf of Lessee prior to Lessee providing Lessor with the signed waiver of lien referred to above. Lessor may require, at Lessee's sole cost and expense, a lien release and completion bond in an amount equal to either the actual contract price or one and one-half times the estimated cost of any improvements, additions or alterations in the Premises which Lessee desires to make, to insure Lessor against any liability for lien and to insure completion of the work.

15.  SIGNS. All signs or symbols placed by Lessee in the windows and doors of
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     the Premises, or upon any exterior part of the building, shall be subject to Lessors prior written approval. Prior to termination of this Lease, Lessee will remove all signs placed by it upon the Premises, and will repair any damages caused by such removal.

16.  INSURANCE.
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     A.   Lessee shall pay for and maintain, during the entire Lease Term, the following policies of insurance:

            (i) Commercial general liability insurance, including products, completed operations coverage and auto liability insurance covering Lessee's operations and the Premises including but not limited to coverage for personal injuries with limits of not less than $2,000,000 combined single limit for death, personal injury, and property damage, per occurrence, including Lessor as an additional insured. Such policies shall be endorsed to provide contractual liability insurance covering all liability assumed by Lessee under the provisions of this Lease and a copy of said endorsement will be delivered to Lessor prior to commencement of the Term.

            (ii) Special cause of loss or "all risk" perils property insurance upon all building improvements and alterations on the Premises and upon Lessee's property, including but not limited to Fire and Extended Coverage, Vandalism and Malicious Mischief, in the amount of one hundred percent (100%) full replacement cost, including Lessor as an additional insured, as its interests may appear, with a loss payable clause in favor of Lessor to the extent of Lessor's interest in property damaged, except to the extent proceeds are required to be paid to holders of mortgages or trust deeds.

     B. Each policy provided by Lessee shall expressly provide that it shall not be subject to cancellation or material change without at least thirty (30) days prior written notice to the Lessor. Lessee shall furnish Lessor, prior to commencement of the

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          Term, with insurance certificates and, upon request, copies of such policies required to be maintained hereunder.

17.  INDEMNITY AGAINST LIABILITY OR LOSS OR DAMAGE BY LESSEE.
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     A.   Lessee assumes all liability for and shall indemnify, hold harmless and defend Lessor from and against all loss, damage or expense which the Lessor may sustain or incur, and against any and all claims, demands, suits and actions whatsoever, including expense of investigation and litigation, on account of injury to or death of persons, including without limitation employees of Lessor, employees of Lessee or its affiliated companies or on account of damage to or destruction of property, including without limitation property owned by and property in the care, custody or control of Lessor during the Term, due to or arising in any manner from:

            (i) The acts or negligence of Lessee or any contractor, subcontractor, or agent of Lessee, or their respective employees;

            (ii) The condition, use or operation of the Premises and/or materials or substances used by Lessee or any of its contractors, subcontractors or agents of Lessee or by their respective employees, regardless of whether or not furnished by Lessor under this Lease or otherwise;

            (iii) Any damage or injury to persons or property arising out of Lessee's breach or this Lease, including, but not limited to, obligations of Lessee under Section 7, Maintenance.

     B. Lessor shall have no liability to Lessee as a result of loss or damage to Lessee's property or for death or bodily injury caused by the acts or omissions of other tenants in the project or by third parties (including criminal acts).

     C. It is mutually understood and agreed that the assumption of liabilities and indemnification provided for in this Section shall survive any termination of this Lease.

     D. Notwithstanding the preceding provisions of this Section 17, Lessor and Lessee, each herewith and hereby release and relieve the other and waive its entire right of recovery against the other for loss or damage arising out of or incident to perils insured against, whether due to the negligence of either party, their agents, employees, contractors, invitees or otherwise.

18.  DAMAGE OR DESTRUCTION. If the Premises or the building in which the
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     Premises are located shall be damaged or destroyed by fire or other casualty, Lessor shall have the option either (a) to repair or rebuild within one hundred twenty (120) days, or (b) not to repair or rebuild, and to cancel this Lease on thirty (30) days notice. If Lessor fails to give Lessee written notice of its election within thirty (30) days from the date of damage, or if

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     the restoration of the Premises cannot be completed within one hundred twenty (120) days from date of notice, Lessee may cancel this Lease at its option on thirty (30) days notice. During the period of untenantability, rent shall abate in the same ratio as the portion of the Premises rendered untenantable bears to the whole of the Premises; provided that if the damage is due to the fault or neglect of Lessee, there shall be no abatement of rent.

19.  EMINENT DOMAIN. If the whole of the Premises shall be taken by any public
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     authority under the power of eminent domain, or purchased by the condemnor in lieu thereof, then the term of this Lease shall cease as of the date possession is taken by such public authority. If only part of the Premises shall be so taken, the Lease shall terminate only as to the portion taken, and shall continue in full force and effect as to the remainder of said Premises, and the monthly rent shall be reduced proportionately; provided, however, if the remainder of the Premises cannot be made tenantable for the purposes for which Lessee has been using the Premises or if more than twenty-five percent (25%) of the rentable square footage of the Premises shall be so taken, then either party, by written notice to the other, given at least thirty (30) days prior to the date that possession must be surrendered to the public authority, may terminate this Lease effective as of such surrender of possession. If any part of the building other than the Premises shall be so taken so as to render in Lessor's opinion the termination of this Lease beneficial to the remaining portion of the building, Lessor shall have the right within sixty (60) days of said taking to terminate this Lease upon thirty (30) days written notice to Lessee. In the event of any taking, whether whole or partial, Lessor shall be entitled to all awards, settlements, or compensation which may be given for the land and buildings. Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease.

20.  INSOLVENCY. If Lessee shall be declared insolvent or bankrupt, or if
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     Lessee's leasehold interest herein shall be levied upon or seized under writ of any court of law, or if a trustee, receiver or assignee be appointed for the property of Lessee, whether under operation of state or federal statutes, then Lessor may, at its option, immediately, without notice (notice being expressly waived), terminate this Lease and take possession of said Premises, without, however, terminating Lessee's obligations under this Lease.

21.  DEFAULT AND RE-ENTRY. If Lessee fails to keep or perform any of the
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     covenants and agreements herein contained, then the same shall constitute a breach hereof, and if Lessee has not remedied such breach within three (3) days after written notice thereof from Lessor if the breach is non-payment of rent or other charges, or within ten (10) days after written notice thereof from Lessor in the event of the breach of any other covenant, then Lessor may, at its option, without further notice or demand:

     (a) Cure such breach for the account and at the expense of Lessee and such expense shall be deemed additional rent due on the first of the following month; or

     (b) Re-enter the Premises, remove all persons therefrom, take possession of the Premises and remove all personal property therein at Lessee's risk and expense

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          and (1) terminate this Lease, or (2) without terminating the Lease or in any way affecting the rights and remedies of Lessor or the obligations of Lessee, re-let the whole or any part of the Premises as agent for Lessee, upon such terms and conditions as Lessor may deem advisable. In either event, any moneys received from Lessee and any deposit or other amounts held by Lessor may first be applied by Lessor to any damages suffered by Lessor as a result of such default, including without limitation, costs and expenses incurred on re-entry and re-letting, any unamortized tenant improvements and commissions, cleaning, necessary repairs, restoration and alteration, and any commissions incurred on re-letting, and the balance of such amounts may be applied toward payment of other sums due to Lessor hereunder. In the event the Premises are re-let for Lessee's account, Lessee shall pay to Lessor monthly any deficiency; however, Lessor shall not be required to pay any excess to Lessee. Upon termination of this Lease or of Lessee's right to possession, Lessor has the right to recover from Lessee: (1) The worth of the unpaid rent that had been earned at the time of such termination; (2) The worth of the amount of the unpaid rent that would have been earned after the date of such termination; and (3) Any other amount, including court, attorney and collection costs, necessary to compensate Lessor. "The Worth," as used in Section (1) is to be allowing interest at 18% per year. "The worth" as used for Section (2) is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of termination. The above remedies of Lessor are cumulative and in addition to any other remedies now or hereafter allowed by law or elsewhere provided for in this Lease.

22.  REMOVAL OF PROPERTY. Any property of Lessee removed by Lessor in accordance
     -------------------
     with Section 21 above may be stored by Lessor or may be deposited on any area adjacent to the building at the sole risk and expense of Lessee and without any further responsibility of Lessor, and Lessor may at its sole discretion without or after removing said property, without obligation to do so and without notice to Lessee, sell or dispose of the same at public or private sale for the account of Lessee, in which event the proceeds therefrom may be applied by Lessor upon any indebtedness due from Lessee to Lessor. Lessee waives all claims for damages that may be caused by Lessor re-entering the Premises and removing or disposing of said property as herein provided.

23.  COSTS AND ATTORNEYS' FEES. In the event either party shall commence legal
     -------------------------
     action to enforce any provision of this Lease, the court shall award to the prevailing party all reasonable attorneys' fees and all costs incurred in connection therewith, including fees and costs on appeal. Any action relating to this Lease shall be brought in the County in which the Premises are located or, at Lessor's election, in King County, Washington.

24.  SUBROGATION WAIVER. Lessor and Lessee each herewith and hereby release and
     ------------------
     relieve the other and waive its entire right of recovery against the other for loss or damage arising out of or incident to the perils of fire, explosion or any other perils described in the "all risk" insurance endorsement approved for use in the state in which the Premises

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     are situated which occurs in, on or about the Premises, whether due to the negligence of either party, their agents, employees or otherwise.

25.  HOLDING OVER. If Lessee, with the express consent of Lessor, shall hold
     ------------
     over after the expiration of the term of this Lease, Lessee shall remain bound by all the covenants and agreements herein, except that (a) the tenancy shall be from month-to-month and (b) the monthly rent to be paid by Lessee shall be determined by multiplying the monthly rent in effect immediately preceding such expiration times 150%. If Lessee holds possession of the Demised Premises after the expiration of the Lease without the express written consent of Lessor, Lessee shall remain bound by all the covenants and agreements herein, except that (a) the tenancy shall be from month-to-month and (b) the monthly rent to be paid by Lessee shall be determined by multiplying the monthly rent in effect immediately preceding such expiration times 200%. Any such tenancy may be terminated as provided by Washington State law.

26.  SUBORDINATION AND ATTORNMENT: MORTGAGE PROTECTION.
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     A.   SUBORDINATION-NOTICE TO MORTGAGEE.  At the request of Lessor, Lessee shall promptly execute, acknowledge and deliver, all instruments which may be required to subordinate this Lease to any existing or future mortgages, deeds of trust and/or other security documents on or encumbering the Premises or on the leasehold interest held by Lessor, and to any extensions, renewals, or replacements thereof, provided that the mortgagee or beneficiary, as the case may be, shall agree to recognize this Lease in the event of foreclosure if Lessee is not in default at such time.

     B. LESSEE'S CERTIFICATE. Lessee shall at any time and from time to time upon not less than three (3) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any; and (b) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of the Lessor or Lessee hereunder, or specifying such defaults if any are claimed; and
          (c) setting forth the date of commencement of rents and expiration of the Lease Term hereof. Any such statement may be relied upon by any prospective purchaser on encumbrancer of all or any portion of the Premises of which the Premises are a part.

     C. MORTGAGEE PROTECTION CLAUSE. Lessee agrees to notify any mortgagee and/or trust deed holders, by registered mail, with a copy of any notice of default served upon the Lessor, provided that prior to such notice Lessee has been notified in writing (by way of Notice of Assignment of Rents and Lease, or otherwise) of the addresses of such mortgagees and/or trust deed holders. Lessee further agrees that if Lessor shall have failed to cure such default, then the mortgagees and/or trust deed holders have thirty (30) days within which to cure

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          such default or if such default cannot be cured within that time, then such additional times as may be necessary if within such thirty (30) days any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings if necessary to affect such cure), in which event this Lease shall not be terminated if such remedies are being so diligently pursued.

27.  SURRENDER OF POSSESSION. Lessee shall, prior to the termination of this
     -----------------------
     Lease or of Lessee's right to possession, remove from the Premises all personal property which Lessee is entitled to remove and those alterations, additions, improvements or signs which may be required by Lessor to be removed, pursuant to Sections 12 and 14 above, and shall repair or pay for all damage to the Premises caused by such removal. All such property remaining and every interest of Lessee in the same shall be conclusively presumed to have been conveyed by Lessee to Lessor under this Lease as a bill of sale, without compensation, allowance, or credit to Lessee. Lessee shall upon termination of this Lease or of Lessee's right of possession, deliver all keys to Lessor and peacefully quit and surrender the Premises without notice, neat and clean, and in as good condition as when Lessee took possession, except for reasonable wear and tear as determined by Lessor.

28.  LATE PAYMENT AND INTEREST. If any amount due from Lessee is not received
     -------------------------
     in the office of Lessor on or before the fifth (5th) day following the date upon which such amount is due and payable, a late charge of five percent (5%) of said amount shall become immediately due and payable, which late charge Lessor and Lessee agree represents a fair and reasonable estimate of the processing and accounting costs that Lessor will incur by reason of such late payment. All past due amounts owing to Lessor under this Lease, including rent, shall be assessed interest at an annual percentage rate of eighteen percent (18%) from the date due or date of invoice, whichever is earlier, until paid.

29.  NOTICE. Any notice required to be given by either  party to the other
     ------
     pursuant to the provisions of this Lease or any law, present or future, shall be in writing, and shall be deemed to have been duly given or sent if either delivered personally or deposited in the United States Mail, postage prepaid, registered or certified, return receipt requested, addressed to the Lessor at the address specified for the payment of rent under paragraph 3 of this Lease or to Lessee at the Premises or to such other address as either party may designate to the other in writing from time to time:

     A copy of any notice to Lessee will be sent by facsimile or private courier delivery service to:

          Gary Raden, President
          G. Raden & Sons, Inc.
          8001 SW 16th Street
          Renton, WA 98055

30.  NO WAIVER OR COVENANTS. Time is of the essence of this Lease. Any waiver by
     ----------------------
     either party of any breach hereof by the other shall not be considered a waiver of any future similar or other breach.

31.  BINDING ON HEIR, SUCCESSORS AND ASSIGNS. The covenants and agreements of
     ---------------------------------------
     this Lease shall be binding upon the heirs, executors, administrators, successors and assigns of both parties hereto, except as hereinabove provided.

32.  LESSOR'S ASSIGNMENT. It is fully understood that Lessor shall have the full
     -------------------
     right to assign this Lease, without any notice to Lessee, thereby relieving Lessor from all and any liabilities; provided however, that the assignee assumes all Lessor's responsibilities as set forth in this Lease.

33.  OPTION TO EXTEND. Lessor hereby grants to Lessee the option to extend this
     ----------------
     Lease for an additional term of five (5) years commencing on the first day after the Expiration Date of the initial term (the "Renewal Term"). Lessee must exercise the option to extend, if at all, by giving Lessor written notice of such exercise not less than seven (7) months prior to the Expiration Date of the initial term. Upon the exercise of the option to extend, the term of this Lease shall be extended through the Expiration Date of the Renewal Term on the same terms and conditions as contained herein, except that there shall be no further option to extend the term of this Lease beyond the Renewal Term, and the Base Monthly Rent during the Renewal Term shall be determined pursuant to this Section.

     Base Monthly Rent for the Renewal Term shall be the greater of (a) the Base Monthly Rent scheduled for the final month of the preceding term, or (b) the fair market rental for space in Park 405.

     When Lessee exercises the option to extend this Lease, and no later than five(s) months prior to the expiration of the initial term, Lessor and Lessee shall execute and deliver an amendment to this Lease setting forth the amount of Base Monthly Rent for the Renewal Term and the commencement and expiration dates of the Renewal Term. If such Amendment is not executed within the period referenced herein, any Option to Extend will automatically terminate. In the event that the Lessor and Lessee are unable to agree upon the fair market rate, the matter shall be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The decision of the arbitrators in such matter shall be final and binding upon the parties. Following completion of the arbitration, the party whose estimate was most at variance with the determination of the Arbitrator will pay all costs associated with this arbitration.

34.  ENVIRONMENTAL. See Rider One attached.
     -------------

35.  ENTIRE AGREEMENT. It is expressly understood and agreed by Lessor and
     ----------------
     Lessee that there are no promises, agreements, conditions, understandings, inducements, warranties, or representations, oral or written, express or implied, between them, other than as herein set forth and that this Lease shall not be modified in any manner except by an instrument in writing executed by the parties.



LESSOR:                                 LESSEE:

BENAROYA CAPITAL COMPANY, L.L.C.        G. RADER & SONS, INC.

By: /s/ Larry R Benaroya                By: /s/ Gary Raden
    --------------------                    --------------

Manager                                 President

11/04/96                                11/04/96